RIGHT OF FIRST REFUSAL AGREEMENT
                        --------------------------------

     This Right of First Refusal Agreement ("Agreement") is entered into on this 5th day of April, 2004, ("Effective Date") between ROCKY V. EMERY OR ASSIGNS ("Rock") and PETROSEARCH CORPORATION ("Petrosearch").

                                    RECITALS:

     A. Petrosearch, through its several existing subsidiaries, is in the business of locating, acquiring and developing oil and gas prospects in several oil and gas producing regions of the United States and has implemented a business plan to expand the number of direct subsidiaries and development projects. The defined term Petrosearch means Petrosearch Corporation and its subsidiaries, and Petrosearch Corporation agrees to cause its subsidiaries to perform this Agreement.

     B.   Petrosearch  desires  to  implement  a relationship with Rock allowing
Rock an opportunity to acquire, on a right of first refusal basis, up to one hundred percent (100%) of the drilling rights and obligations of the Petrosearch subsidiaries in the various projects, subject to the specific terms, conditions and limitations described herein.

                               TERMS OF AGREEMENT:

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, Petrosearch and Rock agree as follows:

     1.   EXCLUDED  SUBSIDIARY  PROJECTS.  This Agreement shall not apply to the
          ------------------------------
exploration and development projects of TK Petrosearch, L.L.C. in the Blue Ridge Dome of Fort Bend County, Texas, and shall not apply to fifty percent (50%) of the available drilling rights and obligations of Guidance Petrosearch, L.L.C. in the Williston Basin region of North Dakota ("Excluded Prospects"), unless Rock purchases Guidance Petrosearch, L.L.C's interest in the Gruman 18-1 well, in which event all of the available Guidance Petrosearch, L.L.C. participation rights will be subject to this agreement Petrosearch covenants and agrees that other than these Excluded Prospects, and while this Agreement is in force and effect, all existing and future subsidiaries of Petrosearch shall be subject to this Agreement and no existing or future prospect or portion of a prospect will be titled in TK Petrosearch, L.L.C. or in Guidance Petrosearch, L.L.C. so as to make it unavailable to Rock. This non-circumvention covenant shall not apply to future new leases, renewal leases or farmouts in the Blue Ridge Dome Field which are acquired by TK Petrosearch, L.L.C., or to 50% of future new leases, renewal leases or farmouts taken by Guidance Petrosearch, L.L.C, in the specific Stark County, North Dakota acreage described in Exhibit "A-1" attached hereto, and such identified future acquisitions, if any, shall remain Excluded Prospects.

     2.   IDENTIFICATION  OF  EXISTING OR CONTEMPLATED PROJECTS.  This Agreement
          -----------------------------------------------------
shall apply to the following named projects of existing or contemplated Petrosearch subsidiaries, and the Excluded Prospects (if the Excluded Prospects are included as set forth in Paragraph 1 above), as well as future projects which are acquired and developed in the future by

Petrosearch subsidiaries while this Agreement is in force and effect. For purposes hereof, those projects which are identified as "Category 1" are considered by Petrosearch management to have undergone preliminary technical review and approval by Petrosearch management and shall be subject to the shorter time period for election and funding by Rock described in paragraph 6 below.

                            SUBSIDIARIES AND CATEGORY
                            -------------------------

NAME OF PROJECT     LOCATION      CATEGORY 1 OR 2  INITIAL FUNDING
------------------  ------------  ---------------  ---------------

1)  Guidance        North Dakota     1             $  130,000
                                  -------
2)  Rocky Ridge     North Dakota     1             $   75,000
                                  -------
3)  Greenfield      North Dakota     1             $   50,000
                                  -------
4)  OPES Petro      North Dakota     1             $   50,000
                                  -------
5)  Alliance        North Dakota     1             $   50,000
                                  -------
6)  Champion        North Dakota     1             $   50,000
                                  -------
7)  Heisman         North Dakota     1             $   50,000
                                  -------
8)  O'Brien         North Dakota     1             $   50,000
                                  -------
9)  Buena Vista     Mississippi      1             $   25,000
                                  -------
10) Cavalier        Texas            2
                                  -------
11) Rocky Mountain  Montana          1             $  100,000
                                  -------
12) Clark Valley    Montana          2
                                  -------
13) Big Sky         Montana          1             $   10,000
                                  -------
14) Brown #1        Montana          2
                                  -------
15) Brown #2        Montana          2
                                  -------
16) Decker #1       Montana          2
                                  -------
17) Decker # 2      Montana          2
                                  -------
18) Pursuit         Texas            1             $  290,000
                                  -------
                    TOTAL                          $  930,000
                                                   ==========

Category 1   =    Accepted and Funded within 15 Days
Category 2   =    Reviewed within 30 days, funded within 15 days thereafter.

     3.   RIGHT  OF  REFUSAL.  Petrosearch hereby grants to Rock during the Term
          ------------------
hereof, a right of first refusal to acquire up to one hundred percent (100%) of the drilling obligations and drilling rights of each particular Petrosearch subsidiary in the projects identified in paragraph 2 above and any future exploration and development projects which are made available to Petrosearch and deemed acceptable to Petrosearch management during the Term hereof. Rock's election to acquire less than one hundred percent (100%) of the interests available to the Petrosearch subsidiary or, alternatively, Rock's election to decline to participate in a project altogether shall not affect or impair Rock's right to participate in other available prospects so long as the Minimum Funding Threshold described in paragraph 4 below is achieved by Rock and subject to compliance with the "drill or drop" terms set forth in the Joint Operating Agreement pertaining to each project referenced in paragraph 6 below.

     4.   TERM  OF AGREEMENT.  This Agreement shall continue in force for a term
          ------------------
of one (1) year ("Term") unless extended by the terms of this Paragraph 4. The Term may be extended by Rock for successive 1-year periods by written notice from Rock to Petrosearch prior to the expiration of a given Term in the event either of the following occur: (i) Rock funds the projects or interests in the projects of its choice during the Term and any extended Term to the extent of a minimum of THREE MILLION DOLLARS ($3,000,000.00) per each year of the Term or any extended Term, excluding sums expended, if any, for the acquisition of producing oil or gas wells or producing fields ("Minimum Funding Threshold") or
(ii) Petrosearch does not offer Rock a right of first refusal on properties (in addition to these identified in categories 1 and 2), which, if accepted by Rock would have required funding of at least $5,000,000 in any given year (commencing on the Effective Date). For purposes hereof, the Minimum Funding Threshold shall be measured during each twelve (12) month period which commences with the Effective Date hereof and ends with each anniversary of Such Effective Date and shall exclude post completion operating expenses which are paid by Rock. Sums in excess of $3,000,000.00 expended by Rock in a given 12-month measurement period shall carry over to the succeeding 12-month periods for purposes of determining compliance with the Minimum Funding Threshold. By way of example, the funding by Rock of Six Million Dollars ($6,000,000) during the initial one-year term of this agreement shall serve to meet the obligations for the succeeding one-year term. The sum total of expenditures by Rock in one year cannot extend additional terms beyond one additional term or the succeeding term. The expenditures which shall be included in the Minimum Funding Threshold are lease or prospect acquisition costs, title examination costs, fees to geologic, geophysical and mapping consultants, drilling and exploration costs and expenses, and operating fees. Expenditures which shall be excluded are the accounting and legal fees incurred by Rock with its chosen professionals in connection with this Agreement and future agreements related to a prospect, as well as fees incurred by Rock to third party technical consultants engaged by Rock to independently review or verify information regarding a contemplated project. The failure by Rock to achieve the Minimum Funding Threshold shall not affect the duration of the initial Term but shall preclude Rock's right to extend the Term of this Agreement unless Petrosearch does not offer additional properties to Rock as set forth herein, in which case Rock has the option to extend the Term regardless of whether Rock meets the Minimum Funding Threshold.

     5.   SUBMISSION  OF  AVAILABLE  INFORMATION  AND  CONFIDENTIALITY.   Rock
          ------------------------------------------------------------
acknowledges that simultaneously with the execution of this Agreement, it has been furnished with information regarding each of the Category 1 projects listed in paragraph 2 above (collectively with any supplemental information hereinafter provided to Rock regarding any project known as the "Evaluation Material"). Rock further acknowledges to abide by the following terms and covenants regarding the Evaluation Material, as to which the term "Evaluation party" shall refer to Rock and members of its management and "Company" shall refer to Petrosearch and the subsidiary in control of the project:

     (a)  The  Evaluation Material shall be kept confidential and shall not
     (a) without Petrosearch's prior written consent, be disclosed by Evaluation Party or his officers, directors, agents, representatives, employees, contractors, partners, affiliated entities or venturers in any manner whatsoever, in whole or in part, except as provided in paragraph 4 hereinafter, and (b) be used by Evaluation Party, his officers, directors, agents, representatives, employees, contractors, partners, or venturers for any purpose other than in connection with the proposed transaction. Moreover, Evaluation Party agrees to reveal the Evaluation Material only to such of his officers, directors, agents, representatives, employees, contractors, partners, affiliates or venturers who display a need to know such information for the purpose of evaluating the proposed transaction, who are informed by Evaluation Party of the confidential nature of the Evaluation Material, and who agree to act in accordance with the terms and conditions of this Agreement. Evaluation Party shall at all times be responsible for maintaining the confidentiality of the Evaluation Material and from preventing any unpermitted disclosure thereof by any of his officers, agents, representatives, employees, contractors, partners, affiliates or venturers.

     (b) All copies (except one copy for the purposes of litigation) of the Evaluation Material will be returned to Company promptly upon request. That portion of the Evaluation Material which consists of analyses, compilations, forecasts, projections, studies, or other documents prepared by Evaluation Party, his officers, directors, agents, representatives, employees, contractors, partners or venturers will be destroyed by Evaluation Party upon Company's request, and Evaluation Party shall provide Company with a certification of destruction and thereafter, any oral Evaluation Material shall continue to be maintained as confidential within the meaning of this Agreement.

     (c) The term "Evaluation Material" shall not include such portions of the Evaluation Material which (a) are or become generally available to the public other than as a result of disclosure by Evaluation Party, his officers, directors, agents, representatives, employees, contractors, partners or venturers (b) was rightfully available to Evaluation Party prior to its disclosure to Evaluation Party on a non-confidential basis by Company or (c) become rightfully available to Evaluation Party on a non-confidential basis through a source other than Company, provided that such source is not known by Evaluation Party to be bound by a confidentiality agreement with Company or otherwise known to Evaluation Party to be prohibited from transmitting the information to Evaluation Party by contractual, legal or fiduciary obligation.

     (d) In the event that Evaluation Party or anyone to whom the Evaluation Material is transmitted becomes legally compelled by order of a court or tribunal of competent jurisdiction to disclose any of the Evaluation Material, Evaluation Party shall provide Company with prompt notice so that Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or in the event that Company waives compliance with the provisions of this Agreement, Evaluation Party shall furnish only that portion of the Evaluation Material which Evaluation Party is advised by counsel is legally required by the court or tribunal, and will exercise its reasonable efforts to ensure that confidential treatment will be accorded the Evaluation Material so furnished.

     (e) Evaluation Party acknowledges that neither Company nor its officers, directors, shareholders, agents, representatives, contractors, partners, affiliates or venturers, makes any express or implied representation or warranty as to the accuracy or completeness of the Evaluation Material and none of such parties shall have any liability to the Evaluation Party or to any of Evaluation Party's officers, directors, agents, representatives, employees, contractors, partners or venturers, that may be based upon the Evaluation Material or its use by them. Evaluation Party agrees that he is not entitled to rely on the accuracy or completeness of the Evaluation Material and that he shall be entitled to rely solely on the written representations and warranties, if any, made to Evaluation Party by Company in any final agreement regarding the proposed transaction.

     (f)  Evaluation  Party  further agrees that for a period of thirty six
     (36) months following the date of this Agreement, Evaluation Party shall refrain and shall cause his officers, directors, shareholders, employees, contractors, agents, representatives, partners, affiliates and venturers to refrain from negotiating for exploration leases or options in each project area, or from otherwise competing with Company in its current and intended efforts to secure exploration rights in the Subject Area.

     (g) The undersigned parties acknowledge and agree that remedies at law may be inadequate to protect against breach of the covenants and understandings set forth in this Agreement, and thus, in addition to all other remedies available at law or equity to either party, all parties hereto agree in advance to the granting of injunctive relief in favor of the other party without proof of actual damages.

     6.   NOTICE,  ELECTION AND FUNDING PROCEDURES.  Upon execution hereof, Rock
          ----------------------------------------
shall have fifteen (15) days to fund the initial payment sums identified in the Funding Requirements Schedule attached hereto as Exhibit "A" for the Category 1
                                                  -----------
Projects. With regard to the Category 2 projects and all other future projects, Rock shall be given thirty (30) days from the date of receipt of the project package assembled by Petrosearch to elect to acquire all or a portion of the drilling rights and obligations of the Petrosearch subsidiary by written notification to Petrosearch of its election. Upon making an election to participate, Rock shall have an additional fifteen (15) days after the date of sending its election notice to Petrosearch within which to fund one half (1/2) of the acquisition costs and where applicable, engineering and mapping costs, for that interest as such costs are identified by Petrosearch in its notice and invoice to Rock. From time to time, Petrosearch may request an advance for mapping and lease review services which shall be performed on behalf of Rock and relevant Petrosearch subsidiaries, which will be invoiced to Rock. Such advance amounts shall not exceed Fifty Thousand Dollars per project and subsidiary, and shall be refundable to Rock in the event that the project is not pursued further than lease analysis and mapping by OFA. Failure to strictly and timely observe the notification and funding deadlines shall result in automatic termination of Rock's right to participate in the particular subsidiary project and

Petrosearch shall thereupon be free to proceed alone or with other industry co-venturers without Rock's further participation in that subsidiary project. Once Rock has become a participant in a project through its funding of one half (1/2) of the acquisition and engineering costs of a project to the extent of the interest purchased, the further obligations related to funding of drilling and completion of wells shall be governed by the terms of a Joint Operating Agreement, the form of which is attached hereto as Exhibit "E", between Rock and Petrosearch Operating Company, L.L.C. The terms of the Joint Operating Agreement shall contains among other provisions, "drill or drop" obligations with regard to the obligations to timely fund proportionate shares of the drilling and completion costs. Rock must participate in the initial proposed well on each subsidiary Prospect in which it elects to participate in order to continue to further participate in the subsidiary endeavors. Upon a failure to participate in the initial well, Petrosearch shall promptly refund to Rock all of Rock's acreage and engineering costs paid with regard to that subsidiary. Upon such a full refund to Rock, Petrosearch shall have no further obligations to Rock with regard to that particular subsidiary.

     7.   ASSIGNMENT OF INTERESTS IN LEASES AND WELLS AND REVERSIONARY INTEREST.
          ---------------------------------------------------------------------
At funding of one half of Petrosearch's acquisition costs in an accepted project as set forth in Paragraph 6 above. Petrosearch shall cause to be delivered to a trustee or escrow agent mutually agreed upon between Petrosearch and Rock, a recordable assignment covering an undivided one-half (1/2) of the leasehold interests in the funded project. Thereafter, said Trustee shall assign to Rock its purchased interest on a well-by-well basis as the wells are funded through completion by Rock (including the payment of the remaining one half of acquisition costs allocated to that drillsite). With regard to projects in which no assignments are available until complete drilling performance is accomplished (e.g. the EOG farmout), appropriate documentation to evidence Rock's interest shall be delivered to Rock and the assignment will be delivered to Rock (or to the trustee) immediately when it is available and is received by Petrosearch.
All assignments to Rock shall contain a reserved, after Payout, 50% back-in interest in favor of Petrosearch or its project related subsidiary prorated to the particular interest purchased by Rock. By way of example, should Rock purchase a 25% working interest in a project, Petrosearch shall be entitled to a 12.5% working interest (and Rock shall be reduced to 12.5% working interest) at Payout. For purposes hereof, "Payout" shall mean recoupment from actual working interest net revenue payments, 100% of the costs allocated to the well, including allocated acreage costs, title fees, technical fees, drilling and completion costs and operating costs.

     8.   OPERATIONS BY PURCHASER'S AFFILIATE.  All operations on the subsidiary
          -----------------------------------
projects shall be conducted by Purchaser's affiliate, Petrosearch Operating Company, L.L.C. or its designee.

     9.   ACCESS  TO  RECORDS  AND  INFORMATION.  Subject to the confidentiality
          -------------------------------------
provisions herein, Rock shall have access to all physical facilities (at its sole risk), leases, title work, records, well logs, seismic, well data and financial records, including the right to audit same at Rock's expense, and shall be entitled to copies of any document upon written request.

     10.  TIME  IS  OF  ESSENCE/ATTORNEYS  FEES.  Time  is  of  the essence with
          -------------------------------------
respect to this Agreement and each party hereto shall have the right to specific performance as to the obligations set forth herein. In the event that either party seeks enforcement of this Agreement in any legal or equitable proceeding, the prevailing party in such proceeding shall be entitled to recover from the other party all expenses attributable to such proceeding, including interest, court costs and attorneys fees.

     11.  ENTIRE  AGREEMENT.  This  Agreement,  the  documents  to  be  executed
          -----------------
hereunder, and each Exhibit attached hereto constitute the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof.

     12.  WARRANTIES.   There  are  no  warranties,  representations  or  other
          ----------
agreements between the parties in connection with the subject matter hereof except as specifically set forth herein or in documents delivered pursuant hereto.

     13.  AMENDMENTS.  No  supplement,  amendment,  alteration,  modification,
          ----------
waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto.

     14.  WAIVER.  No  waiver of any of the provisions of this Agreement will be
          ------
deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided in writing.

     15.  CAPTIONS.  The captions in this Agreement are for convenience only and
          --------
may not be considered a part of or as affecting the construction or interpretation of any provision of this Agreement.

     16.  NON-ASSIGNABILITV.  Rock  may  not  assign any of its rights hereunder
          -----------------
without Petrosearch's written consent except that Rock may assign, without Petrosearch's consent, to its lenders, in connection with any recapitalization or reorganization, to Rock's designee, or in connection with Rock's funding arrangements, including to a newly created funding vehicle. This Agreement binds and inures to the benefit of the Parties hereto and their respective heirs, successors, representatives, assigns and transferees, subject to this prohibition against non-approved assignments.

     17.  APPLICABLE  LAW.  THIS  AGREEMENT,  OTHER DOCUMENTS DELIVERED PURSUANT
          ---------------
HERETO AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. THE VALIDITY OF THE VARIOUS CONVEYANCES AFFECTING THE TITLE TO REAL PROPERTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED. THIS

AGREEMENT  IS  PERFORMABLE IN AND VENUE SHALL LIE IN HARRIS COUNTY, TEXAS TO THE
EXCLUSION  OF  OTHER  VENUES.

     18.  NOTICES.  Any  notice,  communication,  request,  instruction or other
          -------
document required or permitted hereunder shall be given in writing by certified mail, return receipt requested, postage prepaid, or by overnight courier, prepaid telegram, or personal delivery to following address, unless written notice of an alternate address is delivered to the sending party prior to its dispatch of the notice or communication:

     If to Petrosearch:                  4801 Woodway Drive
                                         Suite 300E
                                         Houston, Texas 77056
                                         (Fax) 713-961-9338

     If to Rock:                         2607 Sara Ridge Ln
                                         Katy, Texas  77450
                                         (Fax) 281-646-1794

All notices will be deemed to have been given as of the date of receipt.

     19.  BROKERAGE FEES AND TRANSACTION EXPENSES.  Except as otherwise provided
          ---------------------------------------
herein, each party shall be solely responsible for all expenses incurred by it in connection with this transaction, including, without limitation, fees and expenses of its own counsel and accountants, and shall not be entitled to any reimbursement therefore from any other party hereto. The Parties warrant and represent to each other that no brokerage commission shall become due or owing to any party as a result of this transaction.

     20.  COUNTERPARTS/FACSIMILE  SIGNATURES.  This Agreement may be executed in
          ----------------------------------
counterpart originals, each of which shall be treated as a fully executed original hereof when all parties hereto have executed such a counterpart. A facsimile signature shall be treated as an original signature unless an original signature is required by law.

     EXECUTED effective as of the date set forth above.

                              PETROSEARCH  CORPORATION

                              By:  /s/  Bradley J. Simmons
                                 ----------------------------------
                                 Bradley J. Simmons, President

                              _______________

                              By:  /s/  Rocky  V.  Emery
                                 ----------------------------------
                              Name:  Rocky  V.  Emery
                                   --------------------------------
                              Title:
                                    -------------------------------

                                  EXHIBIT A - 1

                               CATEGORY 1 PROJECTS


GUIDANCE  PETROSEARCH  PROJECT

Property:      All  leases  currently  held in the name of GUIDANCE PETROSEARCH,
               L.L.C. in Stark County, North Dakota, holding approximately 60 reef targets per OFA.

Legal  Description:
(1)  Township  139  North, Range 96 West, (2) Township 139 North, Range 97 West,
(3) Township 140 North, Ranges 96 West, and (4) Township 140 North, Range 97 West, Stark County, North Dakota

Certain lease acquisitions are underway for which Rock will be billed for 50% as process is completed.

Rock  Working  Interest  Participation:    37.5%  working  Interest.
                                           (Subject to Revision per Paragraph 1)

Current Actual Costs to Date:         $260,000

ROCK  INVOICE  AMOUNT:     $130,000
                           ========

                                  EXHIBIT A- 2


                               CATEGORY 1 PROJECTS


ROCKY  RIDGE  PETROSEARCH  PROJECT

Property:      All leases currently held in the name of ROCKY RIDGE PETROSEARCH,
               L.L.C. and currently being acquired into ROCKY RIDGE PETROSEARCH, L.C. in Slope, Stark, and Billings Counties, North Dakota, holding approximately 60-75 reef targets per OFA.

Legal Description:      To  be  provided  in  assignment from Oil For America to
                        Rocky  Ridge  Petrosearch  L.L.C.

Rock  Working  Interest  Participation:     50%  Working  Interest.

Current Actual
Costs  to  Date:    $150,000  Plus  obligation  to  donate  50,000  shares  of
                    Petrosearch  Corporation  Rule  144  common stock to Mission
                    Earth  Foundation.

ROCK  INVOICE  AMOUNT:     $75,000
                           =======

                                   EXHIBIT A-3


                               CATEGORY 1 PROJECTS


GREENFIELD  PETROSEARCH  PROJECT

PROPERTY:      All  leases currently held in the name or to be acquired into the name  of  GREENFIELD  PETROSEARCH,  L.L.C, in Stark County, North
               Dakota.

LEGAL  DESCRIPTION:
Township 139N Range 98W; Township 139N Range 99W; Township 138N Range 98W (excluding some already optioned); and Township 139N Range 99W. Stark County, North Dakota as designated and prepared by OFA for this subsidiary.

Certain lease acquisitions are underway for which Rock will be billed for 50% as process is completed.

ROCK  WORKING  INTEREST  PARTICIPATION:     50%  Working  Interest

CURRENT  ACTUAL  COSTS  TO  DATE:     $  -0-

An advance in the amount of $50,000 is being requested from both 50% Working Interest Participants as initiation of mapping and lease acquisitions and will be credited against first costs.

ROCK  INVOICE  AMOUNT:     $50,000
                           =======

                                  EXHIBIT A - 4


                               CATEGORY 1 PROJECTS

OPES  PETROSEARCH  PROJECT

PROPERTY:      All  leases currently held in the name or to be acquired into the name  of  OPES  PETROSEARCH, L.L.C. in Dunn County, North Dakota.

LEGAL  DESCRIPTION:
140N Range 95W; Township 140N Range 94W; Township 141N Range 95W; Township 141N Range 94W. Stark and Dunn Counties, North Dakota as designated and prepared by OFA for this subsidiary.

Certain lease acquisitions are underway for which Rock will be billed for 50% as process is completed.

ROCK  WORKING  INTEREST  PARTICIPATION:    50%  Working  Interest.

CURRENT  ACTUAL  COSTS  TO  DATE:     $  -0-

An advance in the amount of $50,000 is being requested from both 50% Working Interest Participants as initiation of mapping and lease acquisitions and will be credited against first costs.

ROCK  INVOICE  AMOUNT:     $50,000
                           =======

                                   EXHIBIT A-5


                               CATEGORY 1 PROJECTS

ALLIANCE PETROSEARCH PROJECT

PROPERTY:      All  leases currently held in the name or to be acquired into the name  of  ALLIANCE  PETROSEARCH,  L.L.C.  in  Dunn  County, North
               Dakota.

LEGAL  DESCRIPTION:
Township  137N  Range  95W; Township l37N Range 96W; Township 137N Range 97W and
Township 137N Range 98W. Stark County, North Dakota as designated and prepared by OFA for this subsidiary.

Certain lease acquisitions are underway for which Rock will be billed for 50% as process is completed.

ROCK  WORKING  INTEREST  PARTICIPATION:     50%  Working  Interest.

CURRENT  ACTUAL  COSTS  TO  DATE:     $  -0-

An advance in the amount of $50,000 is being requested from both 50% Working Interest Participants as initiation of mapping and lease acquisitions and will be credited against first costs,

ROCK  INVOICE  AMOUNT:     $50,000
                           =======

                                   EXHIBIT A-6


                               CATEGORY 1 PROJECTS

CHAMPION  PETROSEARCH  PROJECT

PROPERTY:      All  leases currently held in the name or to be acquired into the name  of  CHAMPION  PETROSEARCH,  L.L.C.  in  Dunn  County, North
               Dakota.

LEGAL  DESCRIPTION:
Township  138N  Range 95W; Township 138N Range 96W, Township 138N Range 97W; and
Township 139N Range 95W. Stark County, North Dakota as designated and prepared by OFA for this subsidiary.

Certain lease acquisitions are underway for which Rock will be billed for 50% as process is completed.

ROCK  WORKING  INTEREST  PARTICIPATION:     50%  Working  Interest.

CURRENT  ACTUAL  COSTS  TO  DATE:     $  -0-

An advance in the amount of $50,000 is being requested from both 50% Working Interest Participants as initiation of mapping and lease acquisitions and will be credited against first costs.

ROCK  INVOICE  AMOUNT:     $50,000
                           =======

                                  EXHIBIT A - 7


                               CATEGORY 1 PROJECTS

HEISMAN  PETROSEARCH  PROJECT

PROPERTY:      All  leases currently held in the name or to be acquired into the name of HEISMAN PETROSEARCH, L.L.C. in Dunn County, North Dakota.

LEGAL  DESCRIPTION:
Township 142N Range 95W; Township 142N Range 94W; Township 142N Range 93 and Township 142N Range 96W. Dunn County, North Dakota as designated and prepared by OFA for this subsidiary.

Certain lease acquisitions are underway for which Rock will be billed for 50% as process is completed.

ROCK  WORKING  INTEREST  PARTICIPATION:     50%  Working  Interest.

CURRENT  ACTUAL  COSTS  TO  DATE:     $  -0-

An advance in the amount of $50,000 is being requested from both 50% Working Interest Participants as initiation of mapping and lease acquisitions and will be credited against first costs.

ROCK  INVOICE  AMOUNT:     $50,000
                           =======

                                  EXHIBIT A - 8


                               CATEGORY 1 PROJECTS

O'BRIEN  PETROSEARCH  PROJECT

PROPERTY:      All  leases currently held in the name or to be acquired into the name  of  O'BRIEN  PETROSEARCH,  L.L.C.  in  Stark  County, North
               Dakota.

LEGAL  DESCRIPTION:
Township 143N Range 93W; Township 143N Range 94W; Township 143N Range 95W and Township 143N Range 96. Dunn County, North Dakota as designated and prepared by OFA for this subsidiary.

Certain lease acquisitions are underway for which Rock will be billed for 50% as process is completed.

ROCK  WORKING  INTEREST  PARTICIPATION:     50%  Working  Interest.

CURRENT  ACTUAL  COSTS  TO  DATE:     $  -0-

An advance in the amount of $50,000 is being requested from both 50% Working Interest Participants as initiation of mapping and lease acquisitions and will be credited against first costs.

ROCK  INVOICE  AMOUNT:            $50,000
                                  =======

                                  EXHIBIT A - 9


                               CATEGORY 1 PROJECTS

BUENA  VISTA  PETROSEARCH  PROJECT

PROPERTY:      All  leases currently held in the name or to be acquired into the name  of  BUENA  VISTA  PETROSEARCH,  L.L.C. in Jefferson County,
               Mississippi.

LEGAL  DESCRIPTION:
               None  available  at  time  that  this  was  prepared

Certain lease acquisitions are underway for which Rock will be billed for 50% as process is completed.

ROCK  WORKING  INTEREST  PARTICIPATION:     100%  Working  Interest.

CURRENT  ACTUAL  COSTS  TO  DATE:     $  50,000

ROCK  INVOICE  AMOUNT:     $25,000
                           =======

                                  EXHIBIT A -10


                               CATEGORY 1 PROJECTS

ROCKY  MOUNTAIN  PETROSEARCH  PROJECT

PROPERTY:      All  leases currently held in the name or to be acquired into the name  of  ROCKY  MOUNTAIN  PETROSEARCH,  L.L.C.  in  Montana

LEGAL  DESCRIPTION:
               None available at time that this was prepared


Certain lease acquisitions are underway for which Rock will be billed for 50% as process is completed.

ROCK  WORKING  INTEREST  PARTICIPATION:     100%  Working  Interest.

CURRENT  ACTUAL  COSTS  TO  DATE:     $ 200,000


ROCK  INVOICE  AMOUNT:     $100,000
                           ========

                                  EXHIBIT A-11


                               CATEGORY 1 PROJECTS

BIG  SKY  PETROSEARCH  PROJECT

PROPERTY:      All  leases currently held in the name or to be acquired into the name  of  BIG  SKY  PETROSEARCH,  L.L.C.  in  Montana

LEGAL  DESCRIPTION:
               None  available  at  time  that  this  was  prepared


Certain lease acquisitions are underway for which Rock will be billed for 50% as process is completed.

ROCK  WORKING  INTEREST  PARTICIPATION:     100%  Working  Interest.

CURRENT  ACTUAL  COSTS  TO  DATE:     $ 20,000

ROCK  INVOICE  AMOUNT:            $10,000
                                  =======

                                  EXHIBIT A -12


                               CATEGORY 1 PROJECTS

PURSUIT  PETROSEARCH  PROJECT

Property:      All  leases currently held in the name or to be acquired into the name  of  PURSUIT  PETROSEARCH,  L.L.C. in Colorado County, Texas

LEGAL  DESCRIPTION:
               None available at time that this was prepared


Certain lease acquisitions are underway for which Rock will be billed for 50% as process is completed.

ROCK  WORKING  INTEREST  PARTICIPATION:     100%  Working  Interest.

CURRENT ACTUAL COSTS TO DATE:       $ 580,000


ROCK  INVOICE  AMOUNT:              $290,000
                                    ========